UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
SCHEDULE 14A
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
_________________
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OmniAb, Inc.
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2025	Proxy Statement

To Our Shareholders	April 29, 2025

You are cordially invited to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of OmniAb, Inc. at 8:00 a.m. Pacific time, on Tuesday, June 17, 2025. The Annual Meeting will be held at the Company's corporate headquarters at 5980 Horton Street, Suite 600, Emeryville, CA 94608. The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Sincerely, Matthew W. Foehr President, Chief Executive Officer and Director

Notice of Annual Meeting of Shareholders and Proxy Statement

Meeting Date:	June 17, 2025
Meeting Place:	5980 Horton Street, Suite 600, Emeryville, CA 94608
Meeting Time:	8:00 a.m., Pacific Time
Record Date:	April 23, 2025
Voting Methods

During the Meeting: You may vote your shares in person	Via the Internet Before the Meeting at: www.envisionreports.com/OABI	Call Toll-Free: 1-800-652-VOTE (8683)	Mail Signed Proxy Card Using the Provided Postage-Paid Envelope
Attending the Meeting
You are entitled to attend the Annual Meeting only if you were a holder of OmniAb common stock at the close of business on the record date, April 23, 2025 (the “Record Date”), or you hold a valid proxy from any such holder to vote at the meeting. If you hold shares of our common stock indirectly on the Record Date through a brokerage firm, bank or other financial institution and wish to attend the Annual Meeting and vote in person, you should contact your financial institution in order to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.
In this proxy statement, “OmniAb”, “Company”, “we”, “us”, and “our” refer to OmniAb, Inc.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on June 17, 2025: The proxy statement and annual report to shareholders are available at www.envisionreports.com/OABI.
Meeting Agenda
At the Annual Meeting, our shareholders will be asked:
1.To elect Carolyn R. Bertozzi, Ph.D.    and John Higgins    as Class III Directors to serve until the 2028 Annual Meeting of Shareholders, and until their respective successors shall have been duly-elected and qualified;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Our board of directors has fixed the close of business on April 23, 2025 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. For our Annual Meeting, we have elected to use the internet as our primary means of providing our proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send to these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter, and how to vote your shares via the internet or by telephone. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials. We expect to begin mailing the Notice of Internet Availability of Proxy Materials on or about May 5, 2025 to all shareholders of record entitled to vote at the Annual Meeting.
Whether or not you expect to attend the Annual Meeting, please vote via the internet or by telephone as instructed in these materials, or sign and return your proxy card prior to the meeting in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still attend the Annual Meeting and vote in person during the meeting.
By Order of the Board of Directors,
Charles S. Berkman
Chief Legal Officer and Secretary
Emeryville, California
April 29, 2025
Your vote is important. Please vote your shares whether or not you plan to attend the Annual Meeting.

Proxy Statement Summary

This summary highlights information contained in this proxy statement. It does not contain all information you should consider, and you should read the entire proxy statement carefully before voting, including the section called “Frequently Asked Questions and Other Information” on page 46.
Annual Meeting of Shareholders

Date and Time	Place	Record Date	Voting
8:00 a.m., Pacific Time, June 17, 2025	5980 Horton Street, Suite 600, Emeryville, CA 94608	April 23, 2025	Shareholders as of the record date are entitled to vote
Agenda and Voting Recommendations

Proposal No.	Description	Board Recommendation	Page
1	Election of Two Class III Directors	✓ FOR each nominee	5
2	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025	✓ FOR	21

1	2025 PROXY STATEMENT

Board of Directors and Director Nominees
The following table provides summary information about each nominee for director and each continuing director.

Nominees	Age(1)	Director Since	Term Expires	Principal Occupation	Committees
Carolyn R. Bertozzi, Ph.D.	58	2022	2025	Anne T. and Robert M. Bass Professor of Chemistry, a professor of Chemical and Systems Biology and Radiology and the Baker Family Co-Director of Stanford ChEM-H.	Nominating and Corporate Governance ("NCG") Committee, Human Capital Management and Compensation Committee ("HCMCC"), Science and Technology Committee Chair
John Higgins	55	2022	2025	Former Chief Executive Officer of Ligand Pharmaceuticals Incorporated	Board Chair

Continuing Directors
Jennifer Cochran, Ph.D.	53	2022	2026	Senior Associate Vice Provost for Research and Macovski Professor of Bioengineering, Stanford University	Audit Committee, NCG Committee Chair, Science and Technology Committee
Steve Crouse	52	2025	2027	Senior Vice President, Bio-Techne Corporation	Audit Committee, Science and Technology Committee
Matthew W. Foehr	52	2022	2026	President and CEO of OmniAb, Inc.
Philip J. Gotwals, Ph.D.	62	2025	2027	Partner, RedSky Partners, LLC	HCMCC, Science and Technology Committee
Steve Love	56	2023	2027	CFO of Sift Science, Inc.	Audit Committee Chair, HCMCC Chair
(1)Ages as of April 23, 2025.

2	2025 PROXY STATEMENT

Company Overview

OmniAb licenses cutting-edge discovery research technology to pharmaceutical and biotech companies and academic institutions to enable the discovery of next-generation therapeutics. Our technology platform creates and screens diverse antibody repertoires and is designed to quickly identify optimal antibodies and other target-binding proteins for our partners’ drug development efforts. At the heart of the OmniAb platform is something we call Biological Intelligence™ (BI), which powers the immune systems of our proprietary, engineered transgenic animals to create optimized antibody candidates for human therapeutics.

We believe the OmniAb animals comprise the most diverse host systems available in the industry. Our suite of technologies and methods, including computational antigen design and immunization methods, paired with high-throughput single B cell phenotypic screening and mining of next-generation sequencing datasets with custom algorithms, are used to identify fully-human antibodies with exceptional performance and developability characteristics. We provide our partners both integrated end-to-end capabilities and highly customizable offerings, which address critical industry challenges and provide optimized discovery solutions. Our business model aligns our interests with the scientific and economic interests of our partners through structured platform license agreements that generally include upfront or annual access fees, service revenue, milestones and royalties on commercial sales.

Our proprietary transgenic animals, including OmniRat®, OmniChicken® and OmniMouse® have been genetically modified to generate antibodies with human sequences to streamline the development of human therapeutic candidates. OmniFlic® and OmniClic® are fixed or common light-chain rats and chickens, respectively, designed to facilitate the discovery of bispecific antibodies. OmniTaur™ provides cow-inspired antibodies with unique structural characteristics for challenging targets. OmnidAb®, is an in vivo platform for the discovery of single-domain antibodies based upon a human VH scaffold that affinity matures in a chicken host to provide functionally diverse immune repertoires.

Our proprietary technologies are joined with and leverage OmniDeep™, which is a suite of in silico, artificial intelligence (“AI”) and machine learning tools for therapeutic discovery and optimization that are woven throughout our various technologies and capabilities. Additionally, we have an established core competency focused on ion channels and transporters that further differentiates OmniAb’s technology and creates opportunities in many important and emerging target classes. OmniAb technologies can be leveraged for the discovery of a variety of next-generation antibody-based therapeutic modalities, including bi- and multi-specific biologics, antibody-drug conjugates, CAR-T therapies, targeted radiotherapeutics and many others.

The OmniAb suite of technologies spans from BI-powered repertoire generation to cutting-edge antibody discovery and optimization offering an increasingly efficient and customizable end-to-end solution for the growing discovery needs of the global pharmaceutical industry.

We believe that our comprehensive, biologically-driven technology platform offers the industry an advanced solution for critical aspects of antibody discovery. By providing leading-edge antibody discovery solutions, we aim to enhance the probability of success, reduce costs, and accelerate development timelines for our partners.

Our cutting-edge technologies are modular, creating highly scalable solutions for antibody discovery. These technologies can be seamlessly integrated into our partners’ internal or external workflows, allowing us to offer both comprehensive end-to-end discovery solutions and highly customizable, program-specific offerings. This flexibility enables us to address key industry challenges with optimized discovery solutions.

For more information, please visit www.omniab.com.

3	2025 PROXY STATEMENT

Corporate Governance Highlights
The Company is committed to good corporate governance practices, which we believe recognize shareholder interests and support the success of our business. A summary of our corporate governance practices are highlighted below:

7	Number of directors

Majority of directors independent

100% committee independence

Separate Board chair and chief executive officer

Corporate governance guidelines formalize the consideration of factors related to background and experience for director nominees

All employees, officers and directors must adhere to a Code of Business Conduct and Ethics

Board and committees may engage outside advisors independent of management

Compensation clawback policy compliant with Nasdaq listing standards

Annual self-evaluation of Board and committees, and annual evaluation of chief executive officer by independent directors

Stock ownership guidelines require our directors to maintain a specified level of ownership in the Company

4	2025 PROXY STATEMENT

Proposal 1 Election of Directors

Our board of directors is divided into three classes, with one class of our directors standing for election each year, for a three-year term. The current term of our Class III directors, Carolyn R. Bertozzi, Ph.D. and John Higgins, will expire at the Annual Meeting.
The nominees for Class III director for election at the Annual Meeting are Carolyn R. Bertozzi, Ph.D. and John Higgins. If Dr. Bertozzi and Mr. Higgins are elected at the Annual Meeting, each such individual will be elected to serve for a term of three years that will expire at our 2028 annual meeting of shareholders or until such individual’s successor is elected and qualified.
If no contrary indication is made, proxies will be voted for the nominees, or in the event that any nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy.
All of our directors bring to the board of directors significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or venture capital firms. The process undertaken by the nominating and corporate governance committee in recommending qualified director candidates is described below under “Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs.

5	2025 PROXY STATEMENT

Information Regarding Directors
The names of the nominees and of our other current directors, their ages as of April 23, 2025, and certain other information about them are set forth below:
Nominees for Election to the Board of Directors
For a Three-Year Term Expiring at the
2028 Annual Meeting of Shareholders (Class III)

CAROLYN R. BERTOZZI, Ph.D. Director Age: 58 Director Since: 2022 Committees: • Nominating and Corporate Governance •Human Capital Management and Compensation • Science and Technology (Chair)
CAREER HIGHLIGHTS
Since June 2015, Dr. Bertozzi has served at Stanford University, where she is currently the Anne T. and Robert M. Bass Professor of Chemistry, a professor of Chemical and Systems Biology and Radiology and the Baker Family Director of Sarafan ChEM-H. Since 2000, Dr. Bertozzi has also served as an Investigator at the Howard Hughes Medical Institute and is the former Director of the Molecular Foundry, a nanoscience research center at Lawrence Berkeley National Laboratory. From 1996 to 2015, she was a professor of Chemistry and Molecular and Cell Biology at the University of California, Berkeley. Dr. Bertozzi currently serves on the boards of directors of Alnylam Pharmaceuticals, Inc. and Xaira Therapeutics, a privately held biotechnology company, and previously served as a member of the board of directors of Eli Lilly and Company from February 2017 to August 2021. Dr. Bertozzi was awarded the 2022 Nobel Prize in Chemistry for the development of click chemistry and bioorthogonal chemistry, and was also awarded the 2022 Wolf Prize in Chemistry. In addition to her academic work, Dr. Bertozzi has founded multiple biotechnology start-ups based around her research.
EDUCATION AND EXPERIENCE
Dr. Bertozzi holds an undergraduate degree in chemistry from Harvard University and a Ph.D. in chemistry from the University of California, Berkeley. Dr. Bertozzi’s deep expertise in chemistry and biology and her corporate governance experience in the pharmaceutical industry contributed to our board of directors’ conclusion that she should serve as a director of our company.

6	2025 PROXY STATEMENT

JOHN HIGGINS Board Chair Age: 55 Director Since: 2022
CAREER HIGHLIGHTS
John Higgins served as a director and Chief Executive Officer at Ligand Pharmaceuticals Incorporated from January 2007 to December 2022. Prior to joining Ligand, Mr. Higgins served as Chief Financial Officer at Connetics Corporation (Connetics), a specialty pharmaceutical company, since 1997, and also served as Executive Vice President, Finance and Administration and Corporate Development at Connetics until its acquisition by Stiefel Laboratories, Inc. in December 2006. Before joining Connetics, he was a member of the executive management team at BioCryst Pharmaceuticals Inc. Prior to BioCryst, Mr. Higgins was a member of the healthcare banking team of Dillon, Read & Co. Inc., an investment banking firm. Mr. Higgins serves on the board of directors, of Bio-Techne Corporation, a publicly-traded life sciences services company, and he is a trustee of the Walker Art Center. Mr. Higgins has served as a director on numerous public and private companies.
EDUCATION AND EXPERIENCE
Mr. Higgins graduated Magna Cum Laude from Colgate University with an A.B. in economics. Mr. Higgins’ executive experience operating and managing public biotechnology companies, his prior service on other company boards and his financial transaction experience as an investment banker in the biopharmaceutical industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

7	2025 PROXY STATEMENT

Members of the Board of Directors Continuing in Office

Term Expiring at the
2026 Annual Meeting of Shareholders (Class I)

JENNIFER COCHRAN, Ph.D. Director Age: 53 Director Since: 2022 Committees: •Audit •Nominating and Corporate Governance (Chair) •Science and Technology
CAREER HIGHLIGHTS
Jennifer Cochran, Ph.D. has served in numerous roles at Stanford University since 2005, where she is currently the Senior Associate Vice Provost of Research and the Addie and Al Macovski Professor of Bioengineering. She is a founding member of the Stanford Bioengineering Department, and served as its Chair from 2017 to 2022. Dr. Cochran has served as Chief Scientific Advisor to Red Tree Venture Capital, a life-sciences-focused investment fund since she co-founded it in August 2020. Dr. Cochran formerly served as Chief Scientist of Lagunita Biosciences, a healthcare investment company and incubator, from October 2015 to April 2020. Dr. Cochran currently serves on the boards of directors of privately-held biotechnology companies Biograph 55, Kivu Bioscience, Revel Pharmaceuticals, and Rondo Therapeutics, and is a board observer at Excellergy Therapeutics and Ebvio Inc. She previously served as a member of the board of directors of Ligand Pharmaceuticals Incorporated and on the boards of directors of privately-held biotechnology companies she founded including Combangio, Inc. (acquired by Kala Bio in 2021), as well as xCella Biosciences until its acquisition by Ligand Pharmaceuticals in 2020.
EDUCATION AND EXPERIENCE
Dr. Cochran received a B.S. degree in biochemistry from the University of Delaware and a Ph.D. in biological chemistry and a postdoctoral fellowship in biological engineering from the Massachusetts Institute of Technology. Dr. Cochran’s extensive bioengineering background and knowledge of the biopharmaceutical industry contributed to our board of directors’ conclusion that she should serve as a director of our company.

8	2025 PROXY STATEMENT

MATTHEW W. FOEHR President, Chief Executive Officer and Director Age: 52 Director Since: 2022
CAREER HIGHLIGHTS
Matthew W. Foehr is President and Chief Executive Officer and a member of our board of directors, and has more than 25 years of pharmaceutical industry experience managing operations, technology development and global research and development programs. Mr. Foehr previously served as President and Chief Operating Officer at Ligand Pharmaceuticals from 2015 to 2022 and prior to that, served as Ligand’s Executive Vice President and Chief Operating Officer since 2011. Prior to joining Ligand, he was Vice President and Head of Consumer Dermatology R&D, as well as Acting Chief Scientific Officer of Dermatology, in the Stiefel division of GlaxoSmithKline. Following GSK’s acquisition of Stiefel in 2009, Mr. Foehr led the R&D integration of Stiefel into GSK. At Stiefel Laboratories, Mr. Foehr served as Senior Vice President of Global R&D Operations, Senior Vice President of Product Development & Support, and Vice President of Global Supply Chain Technical Services. Prior to Stiefel, Mr. Foehr held various executive roles at Connetics Corporation including Senior Vice President of Technical Operations and Vice President of Manufacturing. Mr. Foehr serves on the board of directors of Viking Therapeutics, Inc., a publicly-traded biotechnology company and served as a director of Ritter Pharmaceuticals, Inc. from 2015 until its merger with Qualigen Therapeutics, Inc. in 2020.
EDUCATION AND EXPERIENCE
Mr. Foehr received his B.S. degree in biology from Santa Clara University. Mr. Foehr's executive experience operating and managing public biotechnology and pharmaceutical companies as well as his service on other company boards contributed to our board of directors’ conclusion that he should serve as a director of our company.

9	2025 PROXY STATEMENT

Term Expiring at the
2027 Annual Meeting of Shareholders (Class II)

STEVE CROUSE Director Age: 52 Director Since: 2025 Committees: •Audit •Science and Technology
CAREER HIGHLIGHTS
Steve Crouse has over 20 years of experience in research and development, business development, and general management. Mr. Crouse has served as the Senior Vice President and General Manager of the Analytical Solutions Division at Bio-Techne Corporation, a public life sciences company, since March 2021, overseeing the company’s ProteinSimple branded products and R&D Systems Immunoassays portfolio. Previously Mr. Crouse served as the Senior Director and General Manager of the Protein Detection and Quantification unit at Thermo Fisher Scientific Inc. from June 2018 to March 2021. Prior to that, Mr. Crouse served as Chief Operating Officer at Vortex Biosciences, Inc. and Senior Vice President of Sales and Marketing at Freeslate Inc., which was sold to Unchained Labs in 2016. He also held leadership roles at Bio-Rad Laboratories and Invitrogen Corporation.

EDUCATION AND EXPERIENCE
Mr. Crouse holds a B.S. in pharmacology from the University of California, Santa Barbara, an M.S. in biochemistry from Georgetown University, and an M.B.A. from the Marshall School of Business at the University of Southern California. Mr. Crouse’s executive experience operating and managing public life sciences companies contributed to our board of directors’ conclusion that he should serve as a director of our company.

10	2025 PROXY STATEMENT

PHILIP J. GOTWALS, Ph.D. Director Age: 62 Director Since: 2025 Committees: •Human Capital Management and Compensation •Science and Technology
CAREER HIGHLIGHTS
Philip J. Gotwals has 30 years of biopharmaceutical experience in R&D, business development, product development and therapeutic area strategy. He was Global Head of Business Development and Licensing at Novartis Institutes for BioMedical Research (NIBR) from November 2019 to October 2023, where he oversaw business development for all disease areas and technology platforms. Prior to that, Dr. Gotwals was Global Head, Search and Evaluation, Business Development and Licensing of NIBR from June 2017 to November 2019. Dr. Gotwals also served as Executive Director, Oncology/Immuno-Oncology Research at NIBR from September 2010 to June 2017, and previously as Executive Director and Franchise Head, Oncology from April 2009 to August 2010. Prior to NIBR, he was Vice President, Program Management at Altus Pharmaceuticals from 2006 to 2009, where he was responsible for product development and project management activities. Prior to Altus, he was with Biogen Idec from 1994 to 2006 in increasing roles of leadership, most recently as Senior Director, Department of Program and Alliance Management. Dr. Gotwals has served as a Partner at RedSky Partners, LLC, which provides advisory services to the biotechnology industry in the areas of corporate strategy and business development, since November 2023. Dr. Gotwals serves on the board of directors of Capricor Therapeutics, Inc.

EDUCATION AND EXPERIENCE

Dr. Gotwals has a B.A. in biology from Amherst College, holds a Ph.D. in genetics from the University of California at Berkeley, completed postdoctoral research at the Massachusetts Institute of Technology, business training at Harvard Business School and has published extensively in the area of integrin biology. Dr. Gotwals’ experience advising biotechnology companies and as an executive in the pharmaceutical industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

11	2025 PROXY STATEMENT

STEVE LOVE Director Age: 56 Director Since: 2023 Committees: •Audit (Chair) •Human Capital Management and Compensation (Chair)
CAREER HIGHLIGHTS
Steve Love has served as Chief Financial Officer of Sift Science, Inc., an AI platform-based company for identity-centric fraud prevention since April 2024. Prior to Sift, Mr. Love served as Chief Financial Officer at Heap Inc. (acquired by Contentsquare in December 2023), a global SaaS product analytics company from September 2021 to December 2023. Prior to Heap, Mr. Love served as Chief Financial Officer at Juniper Square Inc. from 2020 to 2021 and, before that, served as Chief Financial Officer at Dialpad, Inc. since 2016. Mr. Love has spent more than 30 years in finance, leading the growth strategy and data-driven decision-making at Mblox Inc. (acquired by CLX in July 2016), Evolv Inc. (acquired by Cornerstone OnDemand in November 2014), Affymax, Inc., and Connetics Corporation, among others. He began his career at Ernst & Young LLP, supporting private and public biotechnology and software companies.
EDUCATION AND EXPERIENCE
Mr. Love holds a Masters in accounting and a B.S. in accounting from the University of Southern California and is a Certified Public Accountant in California (inactive). Mr. Love’s extensive business experience, as well as his financial and accounting expertise, contributed to our board of directors’ conclusion that he should serve as a director of our company.

Independence of the Board of Directors
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees be independent within the meaning of Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
Our board of directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that each of our current directors and nominees for director, other than Matthew W. Foehr, our President and Chief Executive Officer and John Higgins, qualifies as an “independent” director within the meaning of the Nasdaq rules. Accordingly, a majority of our directors are independent, as required under Nasdaq rules.
BOARD LEADERSHIP STRUCTURE
Our board of directors is currently led by its chair, Mr. Higgins. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company and its business continue to grow. We separate the roles of chief executive officer and chair of the board in recognition of the differences between the two roles. The chief executive officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the Company, while the chair of the board of directors provides guidance to the chief executive officer and presides over meetings of the full board of directors. We believe that this separation of responsibilities provides a balanced approach to managing the board of directors and overseeing the Company.

12	2025 PROXY STATEMENT

THE BOARD’S ROLE IN RISK OVERSIGHT
Our board of directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The board has delegated responsibility for the oversight of specific risks to board committees as follows:

Audit Committee
•Reviews information regarding liquidity and operations, and oversees our management of financial risks
•Reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance, including with respect to cybersecurity and enterprise risk management
•Oversees direct communication with our independent registered public accounting firm, and has discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures

Human Capital Management and Compensation Committee	•Assesses whether any of our compensation policies or programs has the potential to encourage excessive risk-taking
Nominating and Corporate Governance Committee	•Manages risks associated with the independence of the board and governance matters
Science and Technology Committee	•Evaluates the soundness, opportunities and risks associated with the programs and technologies in which the Company is, or is considering, investing its research and development efforts
While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.
BOARD OF DIRECTORS MEETINGS
The number of meetings held by our board of directors and its committees in 2024 is summarized in the following table:

Governing Body	In-Person Meetings	Virtual Meetings
Board of Directors	2	3
Audit Committee	1	3
Human Capital Management and Compensation Committee	0	4
Nominating and Corporate Governance Committee	0	2
Science and Technology Committee	0	3
All incumbent directors attended at least 75% of the aggregate number of meetings of the board and committees on which they served during the periods in which they served.

13	2025 PROXY STATEMENT

COMMITTEES OF THE BOARD OF DIRECTORS
We have four standing committees: the audit committee, the human capital management and compensation committee, the nominating and corporate governance committee and the science and technology committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found under the Investors - Governance - Governance Documents section of our website at www.OmniAb.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

AUDIT COMMITTEE
KEY FUNCTIONS
Chair:
Steve Love Other Members: Jennifer Cochran, Ph.D. Steve Crouse
•appointing and overseeing our independent registered public accounting firm;
•evaluating the qualifications, independence and performance of our independent registered public accounting firm;
•approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;
•discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
•reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;
•preparing the report that the SEC requires in our annual proxy statement;
•reviewing and approving any related party transactions, overseeing the Company’s policies with respect to risk assessment and risk management, including with respect to cybersecurity, and establishing procedures for the receipt, retention and treatment of whistleblower complaints; and
•reviewing and evaluating, periodically, the performance of the audit committee and its members including compliance of the audit committee with its charter.

Our board of directors has determined that all members of the audit committee are independent directors, as defined in the Nasdaq qualification standards and by Rule 10A-3 of the Exchange Act. In addition, our board of directors has determined that Mr. Love qualifies as an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC. The audit committee is governed by a written charter adopted by our board of directors.
Our external auditors meet privately with the audit committee and have unrestricted access to this committee.

14	2025 PROXY STATEMENT

HUMAN CAPITAL MANAGEMENT AND COMPENSATION COMMITTEE (“HCMCC”)
KEY FUNCTIONS
Chair:
Steve Love Other Members: Carolyn Bertozzi, Ph.D. Philip J. Gotwals, Ph.D.
•reviewing, monitoring and discussing strategies, policies and practices related to human capital management within our workforce;
•reviewing and assessing our executive compensation programs, including the adequacy and competitiveness of such programs among comparable companies;
•reviewing and approving, or recommending to the full board, the compensation of our Chief Executive Officer;
•reviewing and approving, or recommending to the full board, the compensation of our other executive officers;
•reviewing and recommending to the full board for approval the compensation policies for members of our board of directors and board committees;
•reviewing, approving and administering our incentive compensation and equity-based plans and arrangements, including the issuance of stock options and other awards under our equity incentive plans (other than any such awards that must be approved by the full board);
•reviewing and discussing with management our compensation discussion and analysis to the extent required in our annual proxy report or annual report on Form 10-K and producing the report that the SEC requires in our annual proxy statement as required;
•administering our clawback policy;
•reviewing and monitoring our policies and practices related to human capital management, including across aspects of the employment lifecycle, workplace safety, corporate culture and succession planning; and
•reviewing and evaluating, the performance of the human capital management and compensation committee and its members including compliance of the committee with its charter.

Our board of directors has determined that all members of the HCMCC are independent directors, as defined in the Nasdaq qualification standards. The HCMCC is governed by a written charter approved by our board of directors. The HCMCC’s purpose is to oversee executive compensation and talent matters, determine the compensation for our senior management and make recommendations regarding director compensation to our board of directors.

15	2025 PROXY STATEMENT

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
KEY FUNCTIONS
Chair:
Jennifer Cochran, Ph.D. Other Members: Carolyn Bertozzi, Ph.D.
•evaluating and recommending candidates for election to our board of directors;
•evaluating the structures of the committees of our board of directors and making recommendations regarding any membership changes;
•administering criteria set forth in our corporate governance guidelines for considering shareholder nominees for election to our board of directors;
•reviewing and reporting to the board on a periodic basis our efforts with regard to environmental, social and governance matters;
•overseeing periodic self-evaluations of the board;
•reviewing our corporate governance matters and providing recommendations to the board regarding possible changes; and
•reviewing and evaluating the performance of the nominating and corporate governance committee and its members including compliance of the committee with its charter.

Our board of directors has determined that all members of the nominating and corporate governance committee are independent directors as defined in the Nasdaq qualification standards. The nominating and corporate governance committee is governed by a written charter approved by our board of directors. The nominating and corporate governance committee’s purpose is to assist our board of directors by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board of directors, and to develop our corporate governance principles.

SCIENCE AND TECHNOLOGY COMMITTEE
KEY FUNCTIONS
Chair:
Carolyn Bertozzi, Ph.D. Other Members: Jennifer Cochran, Ph.D. Steve Crouse Philip J. Gotwals, Ph.D.
•reviewing, evaluating and advising the board on the overall strategy, direction and effectiveness of the Company’s research and development programs and related investments;
•monitoring and evaluating trends in research and development, and reporting to the board and management regarding emerging technologies; and
•reviewing and advising the board on the Company's current and potential internal and external programs and investments in science and technology.

The science and technology committee is governed by a written charter approved by our board of directors. The science and technology committee’s purpose is to assist the board’s oversight of the strategic direction of the Company’s research and development activities.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Sarah Boyce (former director), Carolyn Bertozzi, Ph.D. and Steve Love served on the HCMCC during 2024. None of the members of our HCMCC has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of the board of directors or compensation committee of

16	2025 PROXY STATEMENT

any entity that has one or more executive officers who have served as a member of our board of directors or HCMCC.
DIRECTOR NOMINATION PROCESS
Director Qualifications
In evaluating director nominees the nominating and corporate governance committee will consider personal and professional integrity, ethics and values and ability to make mature business judgments along with other factors the committee may deem to be relevant, such as:
•experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
•financial experience;
•experience relevant to our industry, including experience in antibody discovery;
•experience as a board member of another publicly held company;
•contribution to the range of relevant backgrounds, perspectives, experiences and expertise on the board; and
•relevant academic expertise or other proficiency in an area of our business operations.
The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Other than the foregoing criteria for director nominees, the nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. Our directors’ performance and qualification criteria are reviewed periodically by the nominating and corporate governance committee.
Identification and Evaluation of Nominees for Directors
The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.
If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee may identify the desired skills and experience of a new nominee in light of the criteria above, in which case, the nominating and corporate governance committee would generally poll our board of directors and members of management for their recommendations. The nominating and corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our Company and represent shareholder interests through the exercise of sound judgment. After review of and deliberation on all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors.

17	2025 PROXY STATEMENT

The nominating and corporate governance committee evaluates nominees recommended by shareholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our shareholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated.
Under our bylaws, shareholders wishing to suggest a candidate for director should write to our corporate secretary and provide such information about the shareholder and the proposed candidate as is set forth in our bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the shareholder must include the consent of the candidate and describe any arrangements or undertakings between the shareholder and the candidate regarding the nomination. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2026 annual meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Shareholder Proposals.”
BOARD COMPOSITION
The nominating and corporate governance committee considers the board of directors’ overall composition when considering director candidates, including whether the board of directors has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of our current and expected future needs. In addition, the nominating and corporate governance committee also believes that it is desirable for new candidates to contribute to the variety of viewpoints on the board of directors, which may be enhanced by a mix of different professional and personal backgrounds and experiences. The board is comprised of two female and five male directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Company does not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting. A member of our Board at the time attended our annual meeting of stockholders in 2024.
COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Our board of directors currently does not have a formal process for shareholders to send communications to the board. Nevertheless, efforts are made to ensure that the views of shareholders are heard by the board or individual directors, as applicable, and that appropriate responses are provided to shareholders on a timely basis. The board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the board.
Shareholders seeking to formally communicate with our board of directors should submit their written comments to our corporate secretary at OmniAb, Inc., Attn: Corporate Secretary, 5980 Horton Street, Suite 600, Emeryville, CA 94608. The corporate secretary will forward communications that are relevant to the duties and responsibilities of the board of directors to each member of our board of directors; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular shareholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion). If the communication regards a shareholder proposal to be considered at an annual meeting of shareholders, the methods and timing for submitting a shareholder proposal are covered under the heading “Shareholder Proposals” below.

18	2025 PROXY STATEMENT

INSIDER TRADING POLICY AND PROHIBITION AGAINST PLEDGING AND HEDGING
We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and other covered persons that are designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing rules, as applicable. A copy of our Insider Trading Compliance Policy and Procedures (“Insider Trading Policy”) is filed as an exhibit to our most recently filed Annual Report on Form 10-K. It is our policy to comply with U.S. insider trading laws and regulations, including with respect to transactions in our own securities. In addition, our Insider Trading Policy prohibits our officers, directors and employees from pledging our stock as collateral to secure loans and from engaging in hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds . It further prohibits margin purchases of our stock, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock.
CORPORATE GOVERNANCE
Corporate Governance Practices
Our corporate governance practices are designed to establish and preserve accountability of our board of directors and management, provide a structure that allows our board of directors to set objectives and monitor performance, ensure the efficient use and accountability of resources and enhance shareholder value. We believe that our board of directors’ primary functions are to appoint, evaluate and hold accountable management, oversee key strategic, operational and compliance risks and ensure optimal capital allocation such that long-term shareholder value is maximized.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of the Company. Our Corporate Governance Guidelines are available under the Investors - Governance - Governance Documents section of our website at www.OmniAb.com. Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically and recommends changes to our board of directors as warranted. The references to our website in this proxy statement do not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this proxy statement.
Code of Business Conduct and Ethics
Our board of directors is committed to the highest legal and ethical standards in fulfilling its responsibilities. We have adopted a Code of Business Conduct and Ethics that serve as statements of corporate values, commitments and standards of professional conduct, both internally and externally. Our board of directors and all employees are required to read and certify their understanding of these standards. In addition, all employees must complete Workplace Harassment Prevention Training.
Our Code of Business Conduct and Ethics also requires our directors and employees to comply with all applicable laws, including those relating to bribery and kickbacks, foreign corrupt practices and offering or receiving gratuities. Our Chief Executive Officer and Chief Financial Officer are required to promote compliance by all employees with the Code and to abide by Company standards, policies and procedures.
We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communication between employees and management and between fellow employees is critical to the overriding goal of conducting business with honesty, fairness and integrity. The OmniAb Compliance Hotline provides confidential, secure, and anonymous reporting available 24 hours a day.

19	2025 PROXY STATEMENT

Corporate Social Responsibility
Our passion for scientific innovation that drives our mission to enable the rapid development of innovative therapeutics is also reflected in our commitment to corporate responsibility, including environmental sustainability and a supportive employee culture. We are environmentally conscious and seek to operate our business in a sustainable manner that will benefit our employees, investors and the communities we serve.
We recognize that long-term success requires sustainable practices. Our core values emphasize the safety and sustainability of our operating practices in the communities in which we operate, and we continue to look for ways to refine our efforts to further lessen environmental impacts. Our board of directors and executive management team are focused on integrating sustainable and responsible business practices into our strategy and operations. The Company’s policy is to take into consideration the long-term interests of the Company and its shareholders, which we believe is furthered by consideration of impacts on and relations with other stakeholders, including employees, our partners, the healthcare community, regulators, and local communities. In 2023 the board of directors engaged an external resource to conduct an assessment of our environmental, social and governance (“ESG”) practices. We continue to use the findings from this assessment to implement initiatives for improvement in these practices.
The Company has also established employee-sponsored committees to further drive our corporate responsibility initiatives. These relate to a variety of initiatives to promote our company culture as well as a sense of community and belonging and are open to all employees who are interested, regardless of their background.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF CAROLYN R. BERTOZZI, Ph.D. AND JOHN HIGGINS FOR ELECTION TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

20	2025 PROXY STATEMENT

Proposal 2 Ratification of Selection of Independent Registered Public Accounting Firm

The audit committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 and has directed that management submit the selection of the independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2021. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
Shareholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by Delaware law, our certificate of incorporation or our bylaws. However, the audit committee is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee will reconsider whether to retain the firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2024 and 2023 by Ernst & Young LLP, our independent registered public accounting firm.

	Year Ended December 31,
	2024	2023
	(in thousands)
Audit Fees(1)	$665	$633
Audit Related Fees(2)	—	—
Tax Fees(3)	11	274
All Other Fees	—	—
Total	$676	$907
(1)Audit fees consist of fees billed for professional services performed by Ernst & Young LLP for the audit of our annual financial statements, review of our quarterly reports on Form 10-Q and the issuance of consents and comfort letters in connection with registration statements, including the filing of our registration statements on Form S-3 and Form S-8.

21	2025 PROXY STATEMENT

(2)Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(3)Tax fees are related to tax advisory services and tax compliance.
The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.
PRE-APPROVAL POLICIES AND PROCEDURES
Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2024. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS
The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively will be required to ratify the selection of Ernst & Young LLP. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 2. Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

22	2025 PROXY STATEMENT

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.
The audit committee reviewed and discussed with Ernst & Young LLP, who is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including those matters required under Auditing Standard 1301 (Communications with Audit Committees). In addition, the audit committee has discussed with Ernst & Young LLP their independence from management and the Company, and has received from Ernst & Young LLP the written disclosures and the letter required by the Public Company Accounting Oversight Board Rule 3526.
The audit committee met with Ernst & Young LLP to discuss the overall scope of their services, the results of their audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Ernst & Young LLP, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. The audit committee’s meetings with Ernst & Young LLP were held with and without management present. The audit committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.
In reliance on the reviews and discussions referred to above, the audit committee has recommended to the Company’s board of directors that the audited consolidated financial statements be included in this proxy statement and in our annual report for the year ended December 31, 2024.
This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the audit committee.
Steve Love, Chair of the Audit Committee
Jennifer Cochran, Ph.D.
Sarah Boyce (former member)

23	2025 PROXY STATEMENT

Executive Officers

The following table identifies our executive officers as of April 23, 2025:

Name	Age	Position
Matthew W. Foehr	52	President, Chief Executive Officer and Director
Kurt A. Gustafson	57	Executive Vice President, Finance and Chief Financial Officer
Charles S. Berkman	56	Chief Legal Officer and Secretary
The following is biographical information for our executive officers other than Mr. Foehr, whose biographical information is included under “Members of the Board of Directors Continuing in Office”.
Kurt A. Gustafson has served as our Executive Vice President, Finance and Chief Financial Officer since November 2022. Mr. Gustafson had served as Executive Vice President, Finance and Chief Financial Officer of OmniAb Operations, Inc. (previously named OmniAb, Inc., “Legacy OmniAb”) since March 2022. Prior to joining OmniAb, Mr. Gustafson served as Executive Vice President and Chief Financial Officer of Spectrum Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, a position he held since June 2013. Prior to joining Spectrum, Mr. Gustafson served as Vice President and Chief Financial Officer at Halozyme Therapeutics, Inc., a publicly traded biopharmaceutical company. Before joining Halozyme in 2009, Mr. Gustafson worked at Amgen Inc. for over 18 years, most recently as Vice President, Finance. During his tenure at Amgen, Mr. Gustafson also served as Treasurer, Vice President, Finance and Chief Financial Officer of Amgen International based in Switzerland. Mr. Gustafson is currently a member of the board of directors of Xencor, Inc., a publicly traded biopharmaceutical company. Mr. Gustafson received a B.A. in accounting at North Park University and an M.B.A. from the University of California, Los Angeles.
Charles S. Berkman has served as Chief Legal Officer and Secretary since November 2022. Previously, Mr. Berkman had served as a member of Legacy OmniAb’s board of directors and as OmniAb’s Secretary since December 2015 and as Legacy OmniAb’s Chief Legal Officer since March 2022. Mr. Berkman had also served as Ligand’s Senior Vice President, General Counsel and Secretary since January 2018 and prior to that as its Vice President, General Counsel and Secretary since April 2007. Mr. Berkman joined Ligand in November 2001 and served as Associate General Counsel and Chief Patent Counsel (and Secretary since March 2007). Prior to joining Ligand, Mr. Berkman was an attorney at the international law firm of Baker & McKenzie from November 2000 to November 2001. Before that he served as an attorney at the law firm of Lyon & Lyon from 1993 to November 2000, where he specialized in intellectual property law. Mr. Berkman earned a B.S. in chemistry from the University of Texas and a J.D. from the University of Texas School of Law.

24	2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information about the beneficial ownership of our common stock as of April 23, 2025 for:
•each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers and directors as a group.
Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o OmniAb, Inc., 5980 Horton Street, Suite 600, Emeryville, CA 94608. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us by the shareholders, that each person or group named in the table below has sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 122,335,336 shares of common stock outstanding on April 23, 2025 and the number of shares of common stock that such person or group had the right to acquire within 60 days of that date, including, but not limited to, upon the exercise of stock options. The shares of common stock outstanding as of April 23, 2025 includes 16,292,542 earnout shares of our common stock (the “Earnout Shares”) that are subject to forfeiture if certain stock price-based vesting conditions are not met by November 1, 2027, in accordance with the Agreement and Plan of Merger, dated as of March 23, 2022, by and among Ligand Pharmaceuticals, Incorporated (“Ligand”), OmniAb, Avista Public Acquisition Corp. II (“APAC”), and Orwell Merger Sub Inc., a Delaware corporation and then wholly-owned subsidiary of APAC (“Merger Sub”) (the “Merger Agreement”), and the Sponsor Insider Agreement (as defined below).

25	2025 PROXY STATEMENT

	Shares Beneficially Owned
Beneficial Owner	Number	Percentage
5% or Greater Shareholders
Entities affiliated with Avista Capital Partners(1)	27,248,304	20.4%
Entities affiliated with Janus Henderson Group plc(2)	8,819,762	7.2%
Entities affiliated with BlackRock, Inc.(3)	7,286,423	6.0%
Named Executive Officers and Directors
Matthew W. Foehr(4)	5,049,579	4.1%
John Higgins(5)	4,176,736	3.4%
Kurt A. Gustafson(6)	1,149,170	*
Charles S. Berkman(7)	1,039,564	*
Jennifer Cochran, Ph.D.(8)	348,092	*
Carolyn R. Bertozzi, Ph.D.(9)	288,873	*
Steve Love(10)	99,999	*
Steve Crouse	—	*
Philip J. Gotwals, Ph. D.	—	*
All current directors, director nominees and executive officers as a group (9 persons)	12,152,013	9.5%
_____________
'* Less than one percent (1%)
(1)Represents shares of our common stock beneficially owned by entities affiliated with Avista Capital Partners, Thompson Dean and David Burgstahler as indicated in the Schedule 13D/A filed with the SEC on July 2, 2024. Consists of (i) 7,296,895 shares of our common stock (including 595,508 Earnout Shares) and 5,224,114 shares of our common stock issuable pursuant to warrants exercisable at an exercise price of $11.50 per share (the “Warrants”) directly held by Avista Capital Partners V, L.P., a Delaware limited partnership (“ACP V Onshore”); (ii) 8,565,920 shares of our common stock (including 697,791 Earnout Shares) and 6,121,375 shares of our common stock issuable pursuant to Warrants directly held by Avista Capital Partners (Offshore) V, L.P., a Bermuda limited partnership (“ACP V Offshore”); and (iii) options to purchase 40,000 shares of our common stock issued to Joshua Tamaroff, a former director of the Company, who, upon his resignation as a director of the Company, assigned all rights, title and interest in such stock options to an affiliate of the Avista entities controlled by Mr. Dean and Mr. Burgstahler. Avista Capital Partners V GP, L.P., a Delaware limited partnership (“ACP V GP”), as the general partner of each of ACP V Onshore and ACP V Offshore may be deemed to beneficially own 27,208,304 shares of common stock, consisting of 15,862,815 shares of common stock and 11,345,489 shares of common stock issuable pursuant to Warrants. Avista Capital Managing Member V, LLC, a Delaware limited liability company (“ACP Managing Member”), as the general partner of ACP V GP, may be deemed to beneficially own 27,208,304 shares of common stock, consisting of 15,862,815 shares of common stock and 11,345,489 shares of common stock issuable pursuant to Warrants. Each of Mr. Dean and Mr. Burgstahler as the managing managers of ACP Managing Member may be deemed to beneficially own 27,248,304 shares of common stock, consisting of 15,862,815 shares of common stock, 11,345,489 Warrants and 40,000 stock options. The business address of the Reporting Persons is 65 East 55th Street 18th Floor, New York, NY 10022.
(2)Represents shares of common stock beneficially owned by funds affiliated with Janus Henderson Group plc (“Janus Henderson”) as indicated in the entity’s Schedule 13G/A filed with the SEC on November 14, 2024. Janus Henderson reported that it has shared voting and dispositive power over all of these shares. Janus Henderson has a 100% ownership stake in Janus Henderson Investors U.S. LLC (“JHIUS”), Janus Henderson Investors UK Limited and Janus Henderson Investors Australia Institutional Funds Management Limited, (each an “Asset Manager” and collectively as the “Asset Managers”). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of this filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively, the “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, JHIUS may be deemed to be the beneficial owner of 8,784,186 shares of common stock held by such Managed Portfolios. However, JHIUS does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. The business address for Janus Henderson Group plc. is 201 Bishopsgate EC2M 3AE, United Kingdom.
(3)Represents shares of common stock beneficially owned by funds affiliated with BlackRock, Inc. as indicated in the entity’s Schedule 13G filed with the SEC on January 29, 2024. BlackRock reported that it has sole voting power over 7,067,464 of these shares and sole dispositive power over 7,286,423 of these shares. The business address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)Consists of (i) 3,796,236 shares of common stock (including 391,030 Earnout Shares) and (ii) 1,253,343 shares underlying options held by Mr. Foehr that are exercisable as of April 23, 2025 or will become exercisable within 60 days after such date.

26	2025 PROXY STATEMENT

(5)Consists of (i) 2,766,887 shares of common stock (including 614,510 Earnout Shares), (ii) 1,389,849 shares underlying options held by Mr. Higgins that are exercisable as of April 23, 2025 or will become exercisable within 60 days after such date and (iii) 20,000 shares of common stock issuable to Mr. Higgins upon settlement of outstanding restricted stock units vesting within 60 days of April 23, 2025.
(6)Consists of (i) 223,828 shares of common stock (including 72,872 Earnout Shares) and (ii) 925,342 shares underlying options held by Mr. Gustafson that are exercisable as of April 23, 2025 or will become exercisable within 60 days after such date.
(7)Consists of (i) 363,212 shares of common stock (including 115,346 Earnout Shares) and (ii) 676,352 shares underlying options held by Mr. Berkman that are exercisable as of April 23, 2025 or will become exercisable within 60 days after such date.
(8)Consists of (i) 115,274 shares of common stock (including 11,076 Earnout Shares), (ii) 212,818 shares underlying options held by Dr. Cochran that are exercisable as of April 23, 2025 or will become exercisable within 60 days after such date and (iii) 20,000 shares of common stock issuable to Dr. Cochran upon settlement of outstanding restricted stock units vesting within 60 days of April 23, 2025.
(9)Consists of (i) 55,539 shares of common stock, (ii) 213,334 shares underlying options held by Dr. Bertozzi that are exercisable as of April 23, 2025 or will become exercisable within 60 days after such date and (iii) 20,000 shares of common stock issuable to Dr. Bertozzi upon settlement of outstanding restricted stock units vesting within 60 days of April 23, 2025.
(10)Consists of (i) 13,333 shares of common stock, (ii) 66,666 shares underlying options held by Mr. Love that are exercisable as of April 23, 2025 or will become exercisable within 60 days after such date and (iii) 20,000 shares of common stock issuable to Mr. Love upon settlement of outstanding restricted stock units vesting within 60 days of April 23, 2025.

27	2025 PROXY STATEMENT

Executive Compensation

This section provides information about the material components of our executive compensation program for our executive officers who are named in the Summary Compensation Table below, whom we refer to as our “named executive officers” or “NEOs,” consisting of the following persons for 2024:
•Matthew W. Foehr, President, Chief Executive Officer and Director;
•Kurt A. Gustafson, Executive Vice President, Finance and Chief Financial Officer; and
•Charles S. Berkman, Chief Legal Officer and Secretary.
Specifically, this section provides an overview of our executive compensation program and each compensation component that we provide. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the date of this proxy statement may differ materially from the currently planned programs summarized in this discussion.
The following section provides compensation information applicable to “emerging growth companies” under the SEC disclosure rules.
Overview
Objectives and Philosophy

Our compensation practices are intended to foster a high-performance culture through a comprehensive rewards program designed to motivate employees and align with our organizational mission, values, and culture. Attracting and retaining top-tier talent is critical for our business success and long-term stability. Our commitment is to provide competitive compensation to all our employees.

Our HCMCC oversees our compensation program that aims to achieve the following main objectives:

•attract, retain and engage highly qualified executives;
•provide incentives that motivate and reward executives for achievement of our key performance goals that increase shareholder value over the long term;
•link pay to Company performance; and
•offer pay packages that remain competitive within the biopharmaceutical market in which we compete to recruit and retain top talent, while maintaining a reasonable cost and dilution to our shareholders.

Our HCMCC has retained Alpine Rewards, LLC ("Alpine"), an independent third-party compensation consulting firm for guidance in making compensation decisions. The compensation consultant advises the HCMCC on market practices, including identifying a peer group of companies and their compensation practices, so that our HCMCC can regularly assess the Company's individual and total compensation programs against these peer companies, the general marketplace and other industry data points. Aon did not provide any services to us in 2024 beyond its engagement as an advisor to the HCMCC on executive and director compensation matters. After review and consultation with Alpine, the HCMCC has determined that Alpine is independent and there is no conflict of interest resulting from retaining Alpine currently or during the year ended December 31, 2024. In reaching these conclusions, the HCMCC considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.

Elements of Executive Compensation

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses and long-term incentive compensation. We also provide our NEOs with severance and change-in-control benefits, as well as other benefits available to all our employees, including participation in the Company’s Employee Stock Purchase Plan (“ESPP”), retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans.

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In general, base salaries for our NEOs are initially established through a market assessment of total compensation, considering such executive’s qualifications, experience, and compensation expectations. Base salaries of our NEOs are approved and reviewed annually by our HCMCC and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, and sustained performance which is then benchmarked against our peer group.

Each NEO is also eligible for a performance bonus based upon the achievement of predetermined corporate performance goals approved by our Board of Directors. Bonus targets are established based on percentages of the executives’ respective base salaries for the relevant bonus year and are expected to be paid out in the first quarter of the following year. The actual bonuses awarded in any year, if at all, may be more or less than the target, depending on the achievement of corporate objectives, and may also vary based on other factors at the discretion of the HCMCC.

The goals of our long-term, equity-based incentive awards are to align the interests of our NEOs with the interests of our shareholders. Because vesting is based on continued employment over multiple years, our equity-based incentives also encourage the retention of our NEOs through the vesting period of the awards. The size of the long-term equity incentives to be awarded to our NEOs is based on the scope of an executive’s responsibilities and their individual contribution which is then benchmarked against our peer group.

We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants. Instead, the HCMCC exercises judgment to establish a total compensation program for each NEO that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, that they believe is appropriate to achieve the goals of our executive compensation program and our corporate objectives. Historically we have structured a significant portion of the NEO target total compensation so that it is comprised of performance-based bonus opportunities and long-term equity awards, to align the executive officers’ incentives with our corporate goals and the interests of our shareholders.
The following section provides compensation information applicable to “emerging growth companies” under the SEC disclosure rules.
Summary Compensation Table
The following table provides certain information regarding the compensation earned by our named executive officers during the fiscal years ended December 31, 2024 and 2023.

Name and principal position	Year	Salary ($)	Bonus ($)	Restricted Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)		Total ($)
Matthew W. Foehr Chief Executive Officer and Director	2024	594,226	—	616,875	2,060,953	374,362	744	(3)	3,647,160
	2023	563,542	—	410,156	1,271,419	394,479	7,828	(4)	2,647,424
Kurt A. Gustafson Chief Financial Officer	2024	476,684	—	229,125	765,497	193,057	7,744	(3)	1,672,107
	2023	456,134	—	152,344	472,241	205,260	7,828	(4)	1,293,807
Charles S. Berkman Chief Legal Officer and Secretary	2024	494,479	—	229,125	765,497	200,264	744	(3)	1,690,109
	2023	485,576	—	152,344	472,241	218,509	7,828	(4)	1,336,498
(1)Reflects the grant date fair value for option awards granted to our named executive officers, calculated in accordance with FASB ASC Topic 718, Compensation—Stock Compensation (Topic 718). The assumptions used to calculate the value of the option and RSU awards are set forth under Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 18, 2025.
The fair value of the 2023 options granted to our NEOs in April 2023 was estimated on the date of grant using the Black-Scholes option pricing model with a risk-free interest rate of 3.5%, a dividend yield of 0%, an expected volatility of 49.9%, and an expected term of 6.1 years.
The fair value of the 2024 options granted to our NEOs in February 2024 was estimated on the date of grant using the Black-Scholes option pricing model with a risk-free interest rate of 4.3%, a dividend yield of 0%, an expected volatility of 54.1%, and an expected term of 6.0 years.
(2)Represents performance bonus awards earned under the Company’s annual performance-based bonus program for the applicable year and paid in the first quarter of the following year.

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(3)Represents life insurance premiums paid by us of $744 for each NEO and 401(k) matching funds of $7,000 for Mr. Gustafson.
(4)Represents life insurance premiums paid by us of $828 and 401(k) matching funds of $7,000 for each NEO.

NARRATIVE TO SUMMARY COMPENSATION TABLE
Base Compensation
For 2024, Mr. Foehr received an approximate 6.0% increase to his base salary from his 2023 base salary, Mr. Gustafson received an approximate 5.0% increase to his base salary from his 2023 base salary, and Mr. Berkman received an approximate 2.0% increase to his base salary from his 2023 base salary. These increases were determined to be appropriate by the HCMCC to ensure that the base salaries of OmniAb’s executive officers (including our named executive officers) continued to be generally consistent with its pay positioning philosophy, as described above. The base salary of our named executive officers for 2024 was $600,000 for Mr. Foehr, $480,500 for Mr. Gustafson and $496,100 for Mr. Berkman.
Annual Performance-Based Cash Compensation
The target incentive bonus for Messrs. Foehr, Gustafson and Berkman for 2024 remained the same as the 2023 targets. Each named executive officer’s annual bonus for 2024 is tied 100% to corporate performance. For 2024, Mr. Foehr’s target incentive opportunity was 70% of his base salary, and the target incentive opportunity for Messrs. Gustafson and Berkman was 45% of their respective base salaries.
At the beginning of each year, the board of directors approves corporate goals for the year in a number of areas after considering management input and its overall strategic objectives. Following the conclusion of each year, the HCMCC assesses the level of achievement relative to these corporate goals. This achievement level is then applied to each executive officer’s target bonus to determine that year’s total annual bonus. The HCMCC retains the discretion to reduce the final bonus payout to an executive officer based on other factors deemed relevant to assessing the company’s performance in comparison to its peers and the industry.
In January 2024, the Board approved the performance objectives for the 2024 annual bonus program. The metrics were established after careful consideration of key short-term corporate goals. The goals for 2024 included:

•Technology Innovation, Advancement & Expansion - Key accomplishments include: deployment of novel “long CDR-H3 chicken” technology, completed launch of OmniHubTM digital platform, deployment of xPloration® unit outside of Emeryville, California, development of new rodent discovery workflows and increased platform visibility via added international scientific conferences.

•Deals, Alliances & Portfolio Growth - Key accomplishments include: expanded partnership base by 10%, including at least one new global pharma partner, and increased active partner programs by 10%.

•Business Operations & Financial - Key accomplishments include: operationalized back-up animal facility, expanded investor and analyst outreach to ex-US shareholders, and met target year-end cash balance.

•Culture & Organizational Development - Key accomplishments include: advanced ESG initiatives by adopting new policies and increasing related disclosures, and progressed business risk mitigation and organizational development/planning objectives.
Bonuses for any one year are usually determined and paid in the first quarter of the following year. Our named executive officers’ bonuses were determined by our HCMCC in accordance with the performance objectives previously established for 2024 outlined above. Accordingly, bonus compensation for our named executive officers for 2024 was $374,362 for Mr. Foehr, $193,057 for Mr. Gustafson, and $200,264 for Mr. Berkman.

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Long-Term Equity Awards
OmniAb’s long-term performance-based compensation for our named executive officers is designed to link the ultimate level of an executive officer’s compensation to OmniAb’s stock price performance and long-term shareholder interests while creating an incentive for sustained growth.
OmniAb provides equity compensation to its executive officers through grants of stock options, performance stock units (PSUs) and restricted stock units (RSUs).

•Time-based stock options granted to the named executive officers generally have a four-year vesting schedule designed to provide an incentive for continued employment. Options have a ten-year term and an exercise price equal to 100% of the fair market value of the underlying stock on the date of grant. Accordingly, options will provide a return to the executive officer only if the market price of the shares appreciates over the option term.
•Time-based restricted stock units granted to the named executive officers generally vest in equal installments over three years.
•No performance stock units have been granted by OmniAb to the named executive officers to date.

The HCMCC views granting equity awards as a retention device and therefore also reviews the status of vesting and number of vested versus unvested awards at the time of grant. Guidelines for the number of equity awards granted to each executive officer were determined using a procedure approved by the HCMCC based upon several factors, including the executive officer’s level of responsibility, salary grade, performance and the value of the equity awards at the time of grant.
2024 Long-Term Equity Awards
In February 2024, our HCMCC approved long-term equity awards to our named executive officers as described in the table below. The options and RSUs were granted on February 16, 2024.

Name	Number of Stock Options	Number of RSUs
Matthew W. Foehr	656,250	109,375
Kurt A. Gustafson	243,750	40,625
Charles S. Berkman	243,750	40,625

The stock options granted to our named executive officers vest as to 12.5% of the underlying shares on August 16, 2024, and in 42 substantially equal monthly installments thereafter, subject to the executive’s continued service through each such vesting date. The RSUs granted to our named executive officers vest in three equal annual installments on each of February 16, 2025, 2026 and 2027, subject to the executive’s continued service through each such vesting date.

Our HCMCC will review our program with the goal of ensuring it is effective in attracting, retaining and motivating skilled executives and aligning the interests of management and shareholders.
Equity Award Timing Policies and Practices

Equity awards to employees, including the named executive officers, are typically granted in connection with the annual award process in the first quarter of each year, as well as to new hires in connection with their commencement of employment. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. For all stock option awards, the exercise price is the closing price of our common stock on the Nasdaq Stock Market on the date of the grant (or if the grant date is not a trading day, then on the immediately preceding trading day). During 2024, we did not grant stock options, stock appreciation rights, or similar option‐like instruments to our named executive officers during the four business

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days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 10-K, 10-Q, or Form 8-K that disclosed material nonpublic information.
SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS
Change in Control Severance Agreements

We have entered into a change in control severance agreement with each of Messrs. Foehr, Gustafson and Berkman. Under the terms of the change in control severance agreements, in the event an executive officer’s employment is terminated by us without cause or he resigns for good reason within 24 months following a change in control of our company, he will be eligible to receive a severance benefit equal to:

•one times the annual rate of base salary in effect for such officer at the time of involuntary termination; plus
•one times the greater of: (a) the maximum target bonus for the fiscal year in which the termination occurs; or (b) the maximum target bonus for the fiscal year in which the change in control occurs, if different; plus
•twelve multiplied by the monthly premium the executive would be required to pay for continued health coverage for himself and his eligible dependents.

The foregoing severance amount will be payable in a lump sum following the officer’s termination of employment, subject to the officer’s execution of a general release of claims acceptable to us.

The change in control severance agreements also provide that all of an executive officer’s outstanding stock awards, the vesting of which are solely time-based and not subject to the satisfaction of performance conditions, will vest in the event of such a termination. In addition, the post-termination exercise period of an executive officer’s stock options will be extended from three months to the date that is nine months following the date of termination (but in no event beyond the original expiration date of such options).

For purposes of the change in control severance agreements, an involuntary termination is either a termination of the named executive officer’s employment by us without cause or his resignation for good reason. “Cause” is generally defined as an officer’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, an officer’s willful and material breach of any obligation or duty under the employment agreement, any confidentiality and proprietary rights agreement or any written employment or other written policies that have previously been furnished to the officer, which breach is not cured within 30 days after written notice thereof is received by the officer, if such breach is capable of cure, the officer’s gross negligence or willful misconduct, including without limitation, fraud, dishonesty or embezzlement, in the performance of his duties, or the officer’s continuing failure or refusal to perform his assigned duties or to comply with reasonable directives of the board of directors that are consistent with the officer’s job duties (which directives are not in conflict with applicable law), which failure is not cured within 30 days after written notice thereof is received by the officer.

For purposes of the change in control severance agreements, “good reason” is generally defined as a material diminution in the officer’s authority, duties or responsibilities, a material diminution in the officer’s base compensation, a material change in the geographic location at which the officer must perform his duties, or any other action or inaction that constitutes a material breach by us or any successor or affiliate of its obligations to the officer under the employment agreement. An officer must provide written notice to us of the occurrence of any of the foregoing events or conditions without his written consent within 90 days of the occurrence of such event. We will have a period of 30 days to cure such event or condition after receipt of written notice of such event from the officer. Any voluntary termination of an officer’s employment for “good reason” must occur no later than the date that is six months following the initial occurrence of one of the foregoing events or conditions.

For purposes of the change in control severance agreements, a “change in control” has generally the same definition as given to such term under the 2022 Plan.

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Severance Plan

We maintain the OmniAb, Inc. Severance Plan, or the Severance Plan, to provide severance payments to our employees and the employees of our subsidiaries upon an involuntary termination of employment without cause. Our executive officers are each eligible to participate in the Severance Plan, provided that he or she is not subject to disciplinary action or a formal performance improvement plan at the time of termination. However, if, as a result of his or her involuntary termination by us without “cause,” the executive officer would be eligible to receive severance under any individual change in control severance agreement, employment agreement or other arrangement providing severance benefits, as approved by our board of directors or a committee thereof, the executive officer will not be eligible for benefits under the Severance Plan.

Under the terms of the Severance Plan, participants will be eligible to receive (1) a lump sum payment in cash for his or her fully earned but unpaid base salary and accrued but unused vacation through the date of termination, (2) an amount equal to his or her base salary for the severance period, which period will be equal to (a) two months plus (b) one week for each year of service as of the date of termination and (c) continued health coverage at the same cost as was in effect for the participant at the date of termination throughout such severance period, provided that such participant elects continued coverage under COBRA. The foregoing cash severance benefit will be payable in a lump sum following the participant’s termination of employment, subject to the participant’s execution of a general release of claims acceptable to us.

For purposes of the Severance Plan, “cause” is generally defined as an executive officer’s conviction of (or entry of a plea of no contest to) any felony or any other criminal act, an officer’s commission of any act of fraud or embezzlement, an executive officer’s unauthorized use or disclosure of our confidential or proprietary information or trade secrets, an executive officer’s commission of any material violation of our policies, or an executive officer’s commission of any other intentional misconduct which adversely affects our business or affairs in a material manner.
OTHER ELEMENTS OF COMPENSATION AND PERQUISITES
Health and Welfare Benefits

Our named executive officers are eligible for the same benefits and perquisites offered by Ligand to its employees.

Our named executive officers are also eligible for such disability and/or life insurance as we make available to our other employees of the same level of employment. We pay the premiums for this life insurance coverage for the named executive officers.
Defined Contribution Plan

Our eligible employees participate in our 401(k) plan (the OmniAb 401(k) Plan). The OmniAb 401(k) Plan permits eligible employees to defer from 1% to 90% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable in the OmniAb 401(k) Plan. OmniAb also makes matching contributions to the OmniAb 401(k) Plan. The match under the OmniAb 401(k) Plan is equal to 50% with respect to the first $14,000 contributed by an employee up to an annual maximum of $7,000 per employee per year.
Limited Perquisites and Other Benefits

We make available certain perquisites or fringe benefits to our named executive officers and other employees, such as tuition reimbursement, professional society dues and food and recreational fees incidental to official company functions, including board meetings. The aggregate of these other benefits was less than $10,000 for each of our named executive officers in the last fiscal year.

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No Tax Gross-Ups

Neither we nor Ligand has made gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by Ligand or us.
Clawback Policy

We have adopted a clawback policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023, as required by new SEC rules and Nasdaq Listing Standards implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). Under our clawback policy, in the event that we are required to prepare an accounting restatement, we will attempt to recover from our current or former Section 16 officers the pre-tax amount of any erroneously awarded incentive compensation as required by such rules and listing standards. For purposes of the clawback policy, incentive compensation means any compensation that is granted, earned or vested based wholly or in part upon the attainment of any measures determined and presented in accordance with the accounting principles used in preparing our financial statements, and any measures that are derived wholly or in part from such measures, as well as stock or share price and total shareholder return.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all OmniAb stock and option awards held by our named executive officers as of December 31, 2024, including OmniAb equity awards issued upon the adjustment of outstanding Ligand equity awards held by our NEOs in connection with the business combination (the “Business Combination”) between our predecessor company, APAC and Legacy OmniAb, a wholly owned subsidiary of Ligand.

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	Option Awards(1)				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(4)
Matthew W. Foehr	172,768	—	6.46	2/10/2025	—		—	—		—
	111,038	—	9.84	2/11/2026	—		—	—		—
	104,231	—	11.52	2/24/2027	—		—	—		—
	86,790	—	18.24	3/2/2028	—		—	—		—
	146,325	—	13.54	2/11/2029	—		—	—		—
	142,168	—	10.98	2/13/2030	—		—	—		—
	53,892	2,341	20.36	2/3/2031	—		—	—		—
	211,311	87,000	10.41	5/5/2032	—		—	—		—
	6,215	149,156	3.68	12/7/2032	—		—	—		—
	13,672	382,812	3.75	4/7/2033	—		—	—		—
	136,719	519,531	5.64	2/16/2034
	—	—	—	—	235,395	(5)	833,298	—		—
	—	—	—	—	—		—	48,678	(6)	172,320
Kurt A. Gustafson	232,515	116,245	12.39	4/8/2032	—		—	—		—
	348,760	348,760	3.68	12/7/2032	—		—	—		—
	101,562	142,188	3.75	4/7/2033
	50,781	192,969	5.64	2/16/2034
	—	—	—	—	137,453	(7)	486,584	—		—
	—	—	—	—	—		—	17,438	(6)	61,731
Charles S. Berkman	4,169	—	6.46	2/10/2025	—		—	—		—
	9,148	—	9.84	2/11/2026	—		—	—		—
	16,607	—	11.52	2/24/2027	—		—	—		—
	25,702	—	18.24	3/2/2028	—		—	—		—
	52,211	—	13.54	2/11/2029	—		—	—		—
	73,716	—	10.98	2/13/2030	—		—	—		—
	28,532	1,240	20.36	2/3/2031	—		—	—		—
	124,306	51,171	10.41	5/5/2032	—		—	—		—
	87,738	87,739	3.68	12/7/2032	—		—	—		—
	101,562	142,188	3.75	4/7/2033
	50,781	192,969	5.64	2/16/2034
	—	—	—	—	98,945	(8)	350,265	—		—
	—	—	—	—	—		—	28,633	(6)	101,361
(1)At the time of the Business Combination, each outstanding Ligand equity award granted to our named executive officers prior to March 2, 2022 was split into two equity awards-a Ligand equity award and a Legacy OmniAb equity award, and each Ligand equity award that was granted after March 2, 2022 was adjusted solely into a Legacy OmniAb equity award. All Legacy OmniAb equity awards were further converted into awards relating to shares of our common stock based on the applicable exchange ratio. The adjusted equity awards are subject to the same terms and conditions, including the same vesting and share payment timing provisions, as applied to the applicable Ligand equity awards (other than terms that were rendered inoperative by the Business Combination). Following the foregoing adjustments, continued employment with or service to OmniAb and its affiliates is treated as employment or other continued service with Ligand and its affiliates with respect to Ligand equity awards held by our named executive officers. The share numbers and exercise prices of the OmniAb equity awards have been adjusted to reflect the adjustment of such awards pursuant to the Business Combination.
(2)Each option grant to the named executive officers has a ten year term from the date of grant and vests 12.5% after six months from grant and the remainder in 42 equal monthly installments.
(3)For awards of RSUs granted prior to the Business Combination, the RSUs vest on February 15 of the first three calendar years following the year in which the date of grant occurred. The RSUs granted to Mr. Gustafson on April 1, 2022 vest over a three year period in substantially equal annual installments on the first three anniversaries of the grant date. The RSUs granted to the named executive officers on January 3, 2023 vest in three substantially equal annual installments on December 7, 2023, 2024 and 2025. The RSUs granted to the named executive officers on April 7, 2023 and February 16, 2024 vest in three substantially equal annual installments on the first three anniversaries of the grant date.

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(4)Computed by multiplying the closing market price of our common stock on December 31, 2024, the last trading day of 2024, of $3.54, by the number of shares of common stock subject to such award.
(5)The table above reflects the remaining unvested RSUs from the following grants of RSUs to Mr. Foehr, which vest in equal installments over a three year period from the date of grant: 26,549 unvested RSUs granted on June 10, 2022, 26,554 unvested RSUs granted on January 3, 2023, 72,917 unvested RSUs granted on April 7, 2023, and 109,375 unvested RSUs granted on February 16, 2024.
(6)Represents the “target” number of PSUs granted to the named executive officers in 2022 that remained outstanding as of December 31, 2024. The PSUs granted in 2022 were eligible to vest based on two equally weighted components: one subject to the calendar quarter during which the completion of the Business Combination occurred (up to a maximum of 125% of the target PSUs tied to this objective) and one subject to the achievement of certain combined TSR goals of Ligand and OmniAb relative to the Nasdaq Biotechnology Index during a period of approximately two years following the Closing of the Business Combination (up to a maximum of 200% of the target PSUs tied to this objective). Threshold performance levels, below which no vesting would have been awarded, were also established for each performance objective. Upon the closing of the Business Combination on November 1, 2022, our named executive officers vested in the portion of these PSUs tied to that performance metric at a 100% achievement level. The remaining portion of the PSUs eligible to vest based on the combined TSR goals as of December 31, 2024 are reflected in the table above. In January 2025, our HCMCC certified the achievement of the combined TSR goals and our named executive officers vested in the portion of these PSUs tied to that performance metric at a 158% achievement level.
(7)The table above reflects the remaining unvested RSUs from the following grants of RSUs to Mr. Gustafson, which vest in equal installments over a three year period from the date of grant: 23,244 unvested RSUs granted on April 1, 2022, 46,500 unvested RSUs granted on January 3, 2023, 27,084 unvested RSUs granted on April 7, 2023, and 40,625 unvested RSUs granted on February 16, 2024.
(8)The table above reflects the remaining unvested RSUs from the following grants of RSUs to Mr. Berkman, which vest in equal installments over a three year period from the date of grant: 15,615 unvested RSUs granted on June 10, 2022, 15,621 unvested RSUs granted on January 3, 2023, 27,084 unvested RSUs granted on April 7, 2023, and 40,625 unvested RSUs granted on February 16, 2024.

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Director Compensation

We maintain a non-employee director compensation policy, pursuant to which our non-employee directors receive cash and equity compensation.
Cash Compensation

Under our non-employee director compensation policy, each director is eligible to receive an annual retainer of $50,000. No meeting fees are paid. In addition, the chair of our board of directors receives an additional annual retainer of $30,000. Non-employee directors also receive additional annual retainers for service on committees of our board of directors, as provided in the table below. Directors may elect to receive their retainers in cash or vested shares of our common stock, which shares are issued under the 2022 Plan.

Non-employee members of the board are also reimbursed for expenses incurred in connection with such service.

Service	Annual Retainer (Chair)	Annual Retainer (Member)
Audit Committee	$20,000	$10,000
Human Capital Management and Compensation Committee	$15,000	$7,500
Science and Technology Committee	$15,000	$7,500
Nominating and Corporate Governance Committee	$10,000	$5,000
Equity Compensation

Pursuant to our non-employee director compensation policy, new non-employee directors will receive initial awards effective on the date on which the individual first becomes a non-employee director. In addition, on the date of each annual meeting of our shareholders, each non-employee director will receive an annual grant of stock options and RSUs under the 2022 Plan. Our non-employee directors may receive additional awards from time to time as determined by our board of directors.

The equity compensation to be provided to our non-employee directors automatically pursuant to the non-employee director compensation policy in effect in 2024 is provided in the table below.

	Number of RSUs	Number of Options
Initial Grant	40,000	80,000
Annual Grant	20,000	40,000

The exercise price of options granted to non-employee directors will be equal to the fair market value of our common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the stock is quoted) on the effective date of grant. The initial awards granted pursuant to the non-employee director compensation policy vest in three equal annual installments on each of the first three anniversaries following the date on which the director commences service on the board. The annual awards granted pursuant to the non-employee director compensation policy vest in full on the earlier of (1) the date of the annual meeting of shareholders following the grant date, and (2) on the first anniversary of the date of grant. In addition, all awards will vest in full in the event of a change in control, as defined under the 2022 Plan. A non-

37	2025 PROXY STATEMENT

employee director is able to exercise his or her stock options that were vested at the time of his or her cessation of board service until the first to occur of (1) the third anniversary of the date of his or her cessation of board service, or (2) the original expiration date of the term of such stock options.

Each of our non-employee directors serving as of the date of our 2024 annual meeting received annual awards in accordance with our non-employee director compensation policy, as described above.
Non-Employee Director Ownership Guidelines

Our non-employee director compensation policy contains ownership guidelines so that members of the board are required to own shares with a value of at least three times the then-current annual retainer after they have completed five years of board service. As of the date of this proxy statement, all of our non-employee directors were in compliance with these guidelines or had additional time within which to come into compliance. Our non-employee directors, other than Mr. Love, Mr. Crouse and Dr. Gotwals, were elected to our board of directors in November 2022 and have until November 2027 to meet the stock ownership requirements. Mr. Love has until November 2028 to meet the stock ownership requirements. Mr. Crouse and Dr. Gotwals have until April 2030 to meet the stock ownership requirements.
Director Compensation Table

The following table provides information related to the compensation of each of our non-employee directors for fiscal year 2024. Matthew Foehr, our only employee director, received no compensation for his service as a member of the board. Mr. Foehr’s compensation is described under “Executive Compensation” above.

Name	Fees Paid in Cash ($)	Option Awards ($)(1)	RSU Awards ($)(1)	Total ($)
Carolyn R. Bertozzi, Ph.D.	77,317	93,588	83,800	254,705
Sarah Boyce (2)	67,582	93,588	83,800	244,970
Jennifer Cochran, Ph.D.	77,500	93,588	83,800	254,888
John Higgins	80,652	93,588	83,800	258,040
Steve Love	70,971	93,588	83,800	248,359
Joshua Tamaroff(3)	48,393	93,588	83,800	225,781
(1)Reflects the grant date fair value for option and RSU awards granted in 2024 calculated in accordance with Topic 718. The assumptions used to calculate the value of the option and RSU awards are set forth under Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 18, 2025.
(2)Sarah Boyce resigned from the board in April 2025.
(3)Joshua Tamaroff resigned from the board in June 2024.

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As of December 31, 2024, our non-employee directors listed in the table above held outstanding stock awards and options as follows:

Name	Number of Shares Underlying Restricted Stock Units	Number of Shares Underlying Outstanding Stock Options
Carolyn R. Bertozzi, Ph.D.	37,769	280,000
Sarah Boyce	20,000	202,855
Jennifer Cochran, Ph.D.	20,000	212,818
John Higgins	46,344	1,670,159
Steve Love	46,667	120,000
Joshua Tamaroff	—	—

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Equity Compensation Plan Information

The following table summarizes securities available under our equity compensation plans as of December 31, 2024.

	(A) Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)	(B) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(3)	(C) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by security holders(1)
2022 Incentive Award Plan	13,693,221	$4.26	15,569,684
2022 OmniAb Service Provider Assumed Award Plan	5,043,364	$11.86	—
2022 Ligand Service Provider Assumed Award Plan	5,112,962	$12.88	—
2022 Employee Stock Purchase Plan (4)			2,827,016
Equity compensation plans not approved by security holders	—	$—	—
Total Equity Incentive Plans	23,849,547		18,396,700
(1)The material features of our equity incentive plans are more fully described in Notes 8 and 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 18, 2025.
(2)Includes shares subject to outstanding PRSUs (at target) granted under our equity compensation plans.
(3)The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs and PRSUs, which have no exercise price.
(4)Represents shares available for issuance under the 2022 Employee Stock Purchase Plan as of December 31, 2024 (all of which were eligible to be purchased during the offering period in effect on such date).

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Certain Relationships and Related Party Transactions

The following is a description of transactions since January 1, 2023 to which we have been a party, in which the amount involved exceeds $120,000 or, if less, one percent of the average of our total assets amounts at year end for the last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.
DIRECTOR AND OFFICER INDEMNIFICATION
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
AVISTA PUBLIC ACQUISITION CORP. II AGREEMENTS
Private Placement Warrants
On August 12, 2021, simultaneously with the closing of APAC’s initial public offering (“IPO”), APAC completed the sale to Avista Acquistion LP II (the “Sponsor”) of an aggregate of 8,233,333 warrants (the “Private Placement Warrants”) for a purchase price of $1.50 per whole warrant for an aggregate of $12,350,000. Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. The Private Placement Warrants have terms and provisions that are identical to those issued in connection with the closing of the IPO (the “Public Warrants”), except that (a) subject to certain exceptions, the Private Placement Warrants are not transferable, assignable or saleable until 30 days after the completion of the Business Combination, (b) the Private Placement Warrants are exercisable on a cashless basis and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees and (c) the Sponsor is entitled to registration rights in respect of the Private Placement Warrants, and such Warrants have been registered for resale. The Private Placement Warrants are redeemable by us in all redemption scenarios and exercisable by the holders on the same basis as the Public Warrants described above.
Sponsor Insider Agreement
On March 23, 2022, in connection with the execution of the Merger Agreement, OmniAb, the Sponsor, APAC and the Insiders entered into sponsor insider agreements (the “Sponsor Insider Agreement”), pursuant to which, among other things, the Insiders agreed to vote any APAC securities held by them to approve the Business Combination and the other APAC shareholder matters required pursuant to the Merger Agreement, and not to seek redemption of any of their APAC securities in connection with the consummation of the Business

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Combination. Pursuant to the Sponsor Insider Agreement, the Sponsor also agreed to subject up to all 1,916,667 earnout shares issued in the IPO (the “Sponsor Earnout Shares”) to forfeiture if applicable triggering events have not occurred with respect to such Sponsor Earnout Shares during the period from the date of the closing of the Business Combination (the “Closing”) to and including the fifth anniversary of the date of the Closing.
The Sponsor Insider Agreement also provides, among other things, that the holders of the Sponsor Earnout Shares may not transfer their Sponsor Earnout Shares until the date in which vesting has occurred, other than in a distribution made by the Sponsor to its members in accordance with the Cayman governance documents of APAC and the A&R Registration Rights Agreement (as defined below).
The Sponsor Insider Agreement will terminate upon the vesting in full of all Sponsor Earnout Shares.
Registration Rights and Board Designation Rights
In connection with the closing of the Business Combination, the Company, the Sponsor and the other parties thereto entered into an Amended and Restated Registration and Stockholder Rights Agreement, dated as of November 1, 2022 (the “A&R Registration Rights Agreement”) which amended and restated APAC’s original registration rights agreement in its entirety. The holders of our common stock and the Private Placement Warrants are entitled to certain shelf registration rights pursuant to the A&R Registration Rights Agreement, and the Company has registered for resale such securities.
In addition, the A&R Registration Rights Agreement provided the Sponsor a right to designate one (1) individual to our board of directors, and that such right will terminate upon the later of (i) such time as the Sponsor ceases to beneficially own at least ten percent (10%) of our outstanding voting stock and (ii) subject to compliance with the rules of Nasdaq, the third anniversary of the date of the Merger Agreement, or March 23, 2025. The Sponsor’s prior designated director resigned in June 2024, and since then the Sponsor has not elected to designate a director.
PHOTINIA LICENSE AGREEMENT
On November 13, 2024, we entered into a Commercial Platform License and Services Agreement (the “License”) with Photinia Biosciences, Inc. (“Photinia”), pursuant to which we granted a license to use certain technology and provide certain services to Photinia relating to the generation of antibodies. Jennifer Cochran, Ph.D., a member of our board of directors, is a co-founder of, and a stockholder in, Photinia. In addition, Dr. Cochran beneficially owns equity interests in, and is a co-founder and Chief Scientific Advisor of, Red Tree Venture Capital, an investment fund that beneficially owned a majority of the equity interests in Photinia at the time of the License. The License includes an upfront access fee of $0.1 million, payments for the performance of research services of up to $0.5 million, milestone payments of up to $38.3 million per product developed upon the achievement of certain milestones and royalties in the low to mid-single digits on net sales of any products as specified in the License. During the year ended December 31, 2024, we received an aggregate of approximately $0.1 million under the License.

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POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

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Other Matters

SHAREHOLDER PROPOSALS
Proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2026, including any shareholder nominations for election to the board of directors, must be received by us no later than January 5, 2026, which is 120 days prior to the first anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2026 annual meeting of shareholders is changed by more than 30 days from the anniversary of our 2025 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement. In addition, our bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in our proxy statement, to be brought before an annual meeting of shareholders. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one-year anniversary of the date of the previous year’s annual meeting of shareholders. Therefore, to be presented at our 2026 annual meeting of shareholders, such a proposal must be received by us no later than March 19, 2026 and no earlier than February 17, 2026. However, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not less than 90 calendar days before, or if later, ten calendar days following the date on which public announcement of the date of the meeting is first made. If the shareholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2026 annual meeting may exercise discretionary voting power regarding any such proposal. Shareholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a shareholder’s notice.
In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 18, 2026, which is 60 days prior to the one-year anniversary of the date of the 2025 annual meeting.
We intend to file a proxy statement, notice of Internet availability of proxy materials and white proxy card with the SEC in connection with the solicitation of proxies for our 2026 annual meeting. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.
ANNUAL REPORT
Any person who was a beneficial owner of our common stock on the record date may request a copy of our annual report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of our Company at such date. Requests should be directed to OmniAb, Inc., 5980 Horton Street, Suite 600, Emeryville CA 94608, Attention: Corporate Secretary.
We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the shareholders at the Annual Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All shareholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

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HOUSEHOLDING

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more shareholders reside. Each shareholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Shareholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials for each shareholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report or Notice of Internet Availability of Proxy Materials without charge by sending a written request to OmniAb, Inc., 5980 Horton Street, Suite 600, Emeryville, CA 94608, Attention: Corporate Secretary. We will promptly send additional copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials upon receipt of such request. Shareholders sharing an address that are receiving multiple copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials can request delivery of a single copy of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials by contacting their broker, bank or other intermediary or sending a written request to OmniAb, Inc. at the address above.
DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received, we believe that for the fiscal year ended December 31, 2024, all Reporting Persons complied with all applicable Section 16(a) filing requirements.

By Order of the Board of Directors,

Matthew W. Foehr
President, Chief Executive Officer and Director
Emeryville, CA
April 29, 2025

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Frequently Asked Questions and Other Information

2025 ANNUAL MEETING INFORMATION
Meeting Date:	June 17, 2025
Meeting Place:	5980 Horton Street, Suite 600, Emeryville, CA 94608
Meeting Time:	8:00 a.m. (Pacific)
Record Date:	April 23, 2025
VOTING MATTERS

Management Proposals		Board Vote Recommendation	See Page Number for More Detail
PROPOSAL NO. 1	Election of Class III directors	FOR EACH NOMINEE	5

PROPOSAL NO. 2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	21
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
WHAT AM I VOTING ON?
There are two proposals scheduled for a vote:
Proposal 1: To elect two (2) Class III directors:
•Carolyn R. Bertozzi, Ph.D., and
•John Higgins
Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
WHO CAN VOTE AT THE MEETING?
Only shareholders who owned our common stock on April 23, 2025 are entitled to vote at the Annual Meeting. On this record date, there were 122,335,336 shares of our common stock outstanding. Common stock is our only class of stock entitled to vote.
HOW MANY VOTES DO I HAVE?
Each share of our common stock that you own as of April 23, 2025 entitles you to one vote.

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WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
In accordance with SEC rules, and in order to expedite our shareholders’ receipt of proxy materials, lower our costs and reduce the environmental impact of the Annual Meeting, we are making our proxy materials available to shareholders primarily over the internet. As a result, we are mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders instead of a paper copy of the full set of proxy materials. As explained in the Notice, you can view our proxy materials and vote online by visiting www.envisionreports.com/OABI and having available the control number contained in your Notice. If you received a Notice, you will not receive a printed copy of the proxy materials unless you request one by following the instructions provided in the Notice. Should you request it, a printed set of proxy materials will be provided free of charge. Requests for a printed set of proxy materials should be made before June 6, 2025 to facilitate timely delivery.
HOW DO I ATTEND THE ANNUAL MEETING?
Shareholders of record as of April 23, 2025 will be able to attend and participate in the Annual Meeting which will be held at OmniAb's corporate headquarters at 5980 Horton Street, Suite 600, Emeryville, CA 94608.
Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy as described herein so that your vote will be counted if you subsequently decide not to attend the Annual Meeting.
HOW DO I VOTE BY PROXY?
With respect to the election of directors, shareholders may (a) vote “For” each of the nominees; or (b) “Withhold” your vote for one or more of the nominees. With respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.
The manner in which your shares may be voted depends on how your shares are held.
Shareholders of Record: Shares Registered in Your Name
If you are a shareholder of record (i.e. you hold shares directly in your name), there are several ways for you to vote your shares. Whether or not you expect to attend the Annual Meeting, we urge you to vote by proxy in advance of the meeting to ensure that your vote is counted.

During the Meeting: You may vote your shares in person	Via the Internet Before the Meeting at: www.envisionreports.com/OABI	Call Toll-Free: 1-800-652-VOTE (8683)	Mail Signed Proxy Card Using the Provided Postage-Paid Envelope
VOTE BY INTERNET:
•Before the Annual Meeting. You may vote at www.envisionreports.com/OABI, 24 hours a day, seven days a week. Use the Company Number and Account Number shown on your Notice, proxy card or voting instructions form that is sent to you.
•During the Annual Meeting. You may still attend the Annual Meeting and vote during the meeting even if you have already voted by proxy.

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VOTE BY TELEPHONE: You may vote using a touch-tone telephone by calling 1-800-652-VOTE (8683), 24 hours a day, seven days a week. Use the Company Number and Account Number shown on your Notice, proxy card or voting instructions form that was sent to you.
VOTE BY MAIL: If you are a shareholder of record, and you elect to receive your proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. You should mail the proxy card in plenty of time to allow delivery prior to the meeting. Do not mail the proxy card if you are voting via the internet or by telephone. If you properly complete your proxy card and send it in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our board of directors. If any other matter is presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.
Beneficial Owners: Shares Registered in the name of a Broker or Banks
If on April 23, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, agent or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization rather than from OmniAb. Simply follow the voting instructions in the Notice to ensure that your vote is counted.
If you hold your shares through a brokerage firm, bank, agent or other similar organization (that is, in street name), you will receive instructions from your brokerage firm, bank, agent or other similar organization that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If your shares are held in street name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.
If you want to attend the meeting and vote in person at the Annual Meeting, you may do so. If you wish to attend or vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker, trustee or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.
MAY I REVOKE MY PROXY?
If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:
•you may send in another signed proxy with a later date,
•you may notify our corporate secretary, Charles Berkman, in writing before the Annual Meeting that you have revoked your proxy, or
•you may notify our corporate secretary in writing before the Annual Meeting and vote during the Annual Meeting.
Any written notice of revocation or later dated proxy that is mailed must be received by the Company’s Corporate Secretary before the close of business on June 16, 2025, and should be addressed as follows: OmniAb, Inc., Attention: Corporate Secretary, 5980 Horton Street, Suite 600, Emeryville CA 94608. Alternatively, you may hand deliver a written revocation notice or a later dated proxy to the Company’s Corporate Secretary at the Annual Meeting before voting begins.

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WHAT CONSTITUTES A QUORUM?
The presence at the Annual Meeting, in person or by proxy, of holders representing a majority in voting power of our common stock issued and outstanding and entitled to vote as of April 23, 2025 constitutes a quorum at the meeting, permitting us to conduct our business.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1: Election of Directors. The two nominees who receive the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome.
Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of Ernst & Young LLP must receive “For” votes from the holders of a majority of the shares cast for and against the matter.
Voting results will be tabulated and certified by our stock transfer agent, Computershare Trust Company, N.A.
WHAT IS THE EFFECT OF ABSTENTIONS AND BROKER NON-VOTES?
Shares of common stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of Ernst & Young LLP, represents a shareholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the two nominees that receive the most “For” votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of Ernst & Young LLP.
Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors, broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. However, ratification of the appointment of Ernst & Young LLP is considered a routine matter on which a broker or other nominee has discretionary authority to vote. As a result, this proposal is not expected to have any broker non-votes.
WHO IS PAYING THE COSTS OF SOLICITING THESE PROXIES?
We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.
HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?
If you would like a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024 that we filed with the SEC on March 18, 2025, we will send you one without charge. Please write to:
OmniAb, Inc.
5980 Horton Street, Suite 600
Emeryville, CA 94608
Attn: Corporate Secretary

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All of our SEC filings are also available free of charge in the investor relations section of our website at www.OmniAb.com.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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OmniAb® VOTE

Your vote matters – here's how to vote!

2025 Annual Meeting Proxy Card

1. Election of Directors:

	For	Against	Abstain
2. Ratification of Ernst & Young LLP as OmniAb, Inc.'s independent registered accounting firm.	☐	☐	☐

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

2 1 B V

0453UB

01 - Carolyn R. Bertozzi, Ph.D. 02 - John Higgins 2 1 B V For Withhold For Withhold Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.A 0453UB 2. Ratification of Ernst & Young LLP as OmniAb, Inc.’s independent registered accounting firm. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B 2025 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/OABI or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 11:59 pm, Pacific Time, on June 16, 2025. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OABI Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OABI Notice of 2025 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2025 Matthew W. Foehr, Charles S. Berkman, and Kurt A. Gustafson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of OmniAb, Inc. to be held on Tuesday June 17, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) OmniAb, Inc. Non-Voting ItemsC q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/OABI 2025 Annual Meeting Admission Ticket 2025 Annual Meeting of OmniAb, Inc. Shareholders Tuesday June 17, 2025, 8:00am PT OmniAb, Inc. Headquarters 5980 Horton Street, Suite 600, Emeryville, CA 94608